Reserves - Summary of Fair Value of Share Purchase Options (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2024 $ / shares	Dec. 31, 2024 USD ($) yr shares	Dec. 31, 2023 $ / shares	Dec. 31, 2023 USD ($) yr shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Grant date share price and exercise price | $ / shares	$ 59.79		$ 59.41
Weighted average fair value per option granted | $ / shares	$ 13.39		$ 12.89
Total fair value of options issued | $		$ 3,000		$ 3,000
Black-Scholes Weighted Average Assumptions [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Expected dividend yield		1.45%		1.39%
Expected volatility		30.00%		30.00%
Risk-free interest rate		4.10%		3.40%
Expected option life, in years | yr		3		3
Number of options issued during the period | shares		305,710		316,580
Total fair value of options issued | $		$ 3,022		$ 2,972